Intangibles and goodwill	3 Months Ended
Mar. 31, 2017
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and Intangible Assets Disclosure [Text Block]
10. Intangibles and goodwill

	Above	Option for
	market	time
	time	charter	Total
(in thousands of U.S. dollars)	charter	extension	intangibles	Goodwill	Total
Historical cost December 31, 2016	$11,000	8,000	19,000	251	$19,251
Accumulated amortization, December 31, 2016	(3,010)	—	(3,010)	—	(3,010)
Intangibles and goodwill, December 31, 2016	7,990	8,000	15,990	251	16,241
Additions	11,760	—	11,760	—	11,760
Historical cost March 31, 2017	22,760	8,000	30,760	251	31,011
Amortization for the period	(895)	—	(895)	—	(895)
Accumulated amortization, March 31, 2017	(3,905)	—	(3,905)	—	(3,905)
Intangibles and goodwill, March 31, 2017	$18,855	8,000	26,855	251	$27,106

The intangible for the above market value of the time charter contract associated with the Höegh Gallant is amortized to time charter revenue on a straight line basis over the remaining term of the contract. The intangible for the above market value of the time charter contract associated with the Höegh Grace is amortized to time charter revenue on a straight line basis calculated per day over the remaining non-cancellable charter term of approximately 9.5 years as of the acquisition date. Höegh LNG and the Partnership have entered into an option agreement pursuant to which the Partnership has the right to cause Höegh LNG to charter the Höegh Gallant from the expiration or termination for the existing charter in May 2020 until July 2025. The intangible for the option for time charter extension will be amortized on a straight line basis over the extension period starting in May 2020, subject to impairment testing for recoverability in the preceding periods.

The following table presents estimated future amortization expense for the intangibles.

Total
April - December, 2017	$2,736
2018	3,631
2019	3,631
2020	3,053
2021	2,755
2022	2,755
2023 and thereafter	$8,294

Goodwill is not amortized.